                                                            EXHIBIT NO. 99.2(b)

                                     MASTER

                              AMENDED AND RESTATED


                                    BY-LAWS


                                       OF


                   THE TRUSTS IDENTIFIED ON APPENDIX A HERETO

                          January 1, 2002, as revised:

                     June 23, 2004 (Article VI: Section 1)


                            Appendix A, as revised:

                June 28, 2005 (Addition of MFS Series Trust XII)

Master Amended and Restated By-Laws, January 1, 2002, as revised June 23, 2004

                                                                     APPENDIX A
                                                         Revised: June 28, 2005

-------------------------------------------------------------------------------
                                                                       FISCAL
TRUST                                                                  YEAR END
-------------------------------------------------------------------------------

MFS Series Trust I                                                     08/31
MFS Series Trust II                                                    11/30
MFS Series Trust III                                                   01/31
MFS Series Trust IV                                                    08/31
MFS Series Trust V                                                     09/30
MFS Series Trust VI                                                    10/31
MFS Series Trust VII                                                   11/30
MFS Series Trust VIII                                                  10/31
MFS Series Trust IX                                                    04/30*
                                                                       10/31**
MFS Series Trust X                                                     05/31+
                                                                       07/31++
                                                                       08/31+++
MFS Series Trust XI                                                    09/30
MFS Series Truist XII                                                  4/30

  * The fiscal year end is 4/30 for the following series of MFS Series Trust IX:
    ----------------------------------------------------------------------------
    MFS Bond Fund                            MFS Municipal Limited Maturity Fund
    ----------------------------------------------------------------------------
    MFS Emerging Opportunities Fund          MFS Research Bond Fund
    ----------------------------------------------------------------------------
    MFS Intermediate Investment Grade Bond
    Fund                                     MFS Research Bond Fund J
    ----------------------------------------------------------------------------
    MFS Limitied Maturity Fund
    ----------------------------------------------------------------------------

 ** The fiscal year end is 10/31 for the following series of MFS Series
    Trust IX:
    ----------------------------------------------------------------------------
    MFS Inflation Adjusted Bond Fund
    ----------------------------------------------------------------------------

  + The fiscal year end is 5/31 for the following series of MFS Series Trust X:
    ----------------------------------------------------------------------------
    MFS Aggressive Growth Allocation Fund    MFS International Growth Fund
    ----------------------------------------------------------------------------
    MFS Conservative Allocation Fund         MFS International Value Fund
    ----------------------------------------------------------------------------
    MFS Emerging Markets Equity Fund         MFS Moderate Allocation Fund
    ----------------------------------------------------------------------------
    MFS Gemini U.K. Fund                     MFS International Diversification
                                             Fund
    ----------------------------------------------------------------------------
    MFS Growth Allocation Fund
    ----------------------------------------------------------------------------

 ++ The fiscal year end is 7/31 for the following series of MFS Series Trust X:
    ----------------------------------------------------------------------------
    MFS Emerging Markets Debt Fund           MFS New Endeavor  Fund
    ----------------------------------------------------------------------------
    MFS Global Value Fund                    MFS Strategic Value Fund
    ----------------------------------------------------------------------------

+++ The fiscal year end is 8/31 for the following series of MFS Series Trust X:
    ----------------------------------------------------------------------------
    MFS Floating Rate High Income Fund
    ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                       FISCAL
TRUST                                                                  YEAR END
-------------------------------------------------------------------------------
MFS Growth Opportunities Fund                                          12/31
MFS Government Securities Fund                                         02/28
Massachusetts Investors Growth Stock Fund                              11/30
MFS Government Limited Maturity Fund                                   12/31
Massachusetts Investors Trust                                          12/31
-------------------------------------------------------------------------------
MFS Municipal Income Trust                                             10/31
MFS Multimarket Income Trust                                           10/31
MFS Government Markets Income Trust                                    11/30
MFS Intermediate Income Trust                                          10/31
MFS Charter Income Trust                                               11/30
MFS Special Value Trust                                                10/31
MFS Municipal Series Trust                                             03/31
MFS Institutional Trust                                                06/30
MFS Variable Insurance Trust                                           12/31
-------------------------------------------------------------------------------